EXHIBIT 99.1

GlobalSantaFe Fleet Status

as of 05.02.07

	Rig Name	Rated Water Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands) - See Note 1 Below	Additional Commitments and Other Information - See Note 2 below
JACKUPS (43)
1	GSF Adriatic I	300’	MLT 116-C	Angola		Contracted	early Apr 07	early Apr 09	high $180s
2	GSF Adriatic II	350’	MLT 116-C	Angola		Contracted	late Nov 04	late May 07	mid $50s	Followed by 7-day survey late May 07 at zero dayrate; followed by 2-year commitment in high $180s
3	GSF Adriatic III	350’	MLT 116-C	Gulf of Mexico		Contracted	late Mar 07	late May 07	low $120s	(35-days maintenance mid July 07 at zero dayrate)
4	GSF Adriatic V	300’	MLT 116-C	Angola	Yes	Contracted	early Apr 07	late Mar 09	high $180s	(1-day repairs early Jan 07 at zero dayrate; 10-day survey mid May 07 at zero dayrate)
5	GSF Adriatic VI	300’	MLT 116-C	Cameroon	Yes	Contracted	late Dec 06	mid Jun 07	mid $140s	Followed by 3-month contract in low $180s (Ghana/Ivory Coast); followed by 1-month contract in mid $190s (Gabon); followed by 9-month contract in low $210s (Nigeria)
6	GSF Adriatic VIII	328’	MLT 116-C	Nigeria		Contracted	late Mar 07	early Apr 09	high $180s	(7-day inspection early Aug 07 at zero dayrate)
7	GSF Adriatic IX	350’	MLT 116-C	Gabon		Contracted	early Jan 07	late Jun 08	mid $150s	(10-days inspection early Jul 07 at zero dayrate)
8	GSF Adriatic X	350’	MLT 116-C	Egypt		Contracted	early Nov 06	early Nov 08	low $160s	(6-days inspection early Nov 07 in high $140s)
9	GSF Adriatic XI	300’	MLT 116-C	Vietnam		Contracted	mid Feb 06	late Jun 07	low $110s	Followed by 1-year contract in low $210s
10	GSF Baltic	375’	MLT SUPER300	MOB to Nigeria	Yes	MOB	late Apr 07	early May 07	low $210s	Followed by 2-year contract at $205; (9-days idle early Jan 07 at zero dayrate)
11	GSF Britannia	200’	Bret Engineering	UK North Sea	Yes	Contracted	mid Feb 07	mid Feb 08	low $60s	Followed by 1-year option in low $60s; (14-day survey mid Mar 07 in mid $30s; followed by 22-day survey early Apr 07 at zero dayrate)
12	GSF Compact Driller	300’	MLT 116-C	Thailand	Yes	Contracted	early Sep 02	late Oct 07		Dayrate adjusted every 3-months based on market dayrate; dayrate for Apr 07 thru Jun 07 estimated in mid $180s; followed by 18-month contract in low $210s; (7-days inspection early Sep 07 at zero dayrate)
13	GSF Constellation I	400’	F&G JU 2000	Trinidad	Yes	Contracted	early Aug 04	early Aug 07	mid $70s	Followed by 2-year commitment in high $210s
14	GSF Constellation II	400’	F&G JU 2000	Egypt		Contracted	late Mar 07	late Mar 10	high $180s	(7-days inspections mid Mar 07 in low $160s)
15	GSF Galaxy I	400’	F&G L-780 Mod VI	UK North Sea		Contracted	late Aug 05	mid Aug 07	at $100	Followed by 2-month contract at $105; followed by 3-month contract at $300; followed by 3 1/2-month contract at $100; followed by 6-month contract in mid $110s; followed by 3-month contract in high $220s; (1-day repairs mid Mar 07 at zero dayrate)
16	GSF Galaxy II	400’	KFELS Mod VI	UK North Sea	Yes	Committed	early Apr 07	early Oct 07	at $300	(6-month commitment from early Apr 07 to early Oct 07 with ADT Int’l (see Note 3 below)); followed by 5-month contract in mid $310s; (From Jan 1, 07 through Mar 31, 07 and 9-days Apr 07 idle at zero dayrate due to general idle time, MOB or upgrades)
17	GSF Galaxy III	400’	KFELS Mod VI	UK North Sea		Contracted	early Oct 06	late Sep 07	at $103	Followed by 9-month contract at $104; followed by 24-month priced option at $104
18	GSF Galveston Key	300’	MLT 116-C	Vietnam	Yes	Contracted	late Mar 06	late Mar 08	high $140s	(14-days repairs early Aug 07 at zero dayrate)
19	GSF High Island I	250’	MLT 82-SD-C	Gulf of Mexico	Yes	Idle	late Mar 07	early May 07	zero	Followed by 1-month contract in low $70s to commence early May 07; (26-days idle early Jan 07 at zero dayrate; 150-days repairs mid Aug 07 to mid Jan 08 at zero dayrate)
20	GSF High Island II	270’	MLT 82-SD-C	Arabian Gulf	Yes	Upgrades	late Feb 07	late Jun 07	zero	Followed by 4-year contract in mid $160s; (4-days idle early Jan 07 at zero dayrate; 27-days MOB Jan 07 at zero dayrate; 26-days MOB Feb 07 at zero dayrate )
21	GSF High Island IV	270’	MLT 82-SD-C	Arabian Gulf	Yes	Upgrades	mid Jan 07	early May 07	zero	Followed by 4-year contract in mid $160s; (15-days MOB early Jan 07 at zero dayrate)
22	GSF High Island V	270’	MLT 82-SD-C	Gabon	Yes	Repairs	mid Apr 07	early May 07	zero	Followed by 1-month contract in mid $80s; followed by 13-month commitment in mid $150s
23	GSF High Island VII	250’	MLT 82-SD-C	Cameroon		Contracted	early Feb 07	early Sep 08	low $160s	(7-days inspections early Jul 07 at zero dayrate; 21-days repairs early Dec 07 at zero dayrate)
24	GSF High Island VIII	250’	MLT 82-SD-C	Gulf of Mexico	Yes	Committed	early May 07	late May 07	low $70s	(Idle 5-days late Jan 07, 28-days Feb 07, 31-days Mar 07, 30-days Apr 07 at zero dayrate)
25	GSF High Island IX	250’	MLT 82-SD-C	Nigeria		Contracted	late Jun 06	late Jun 07	mid $140s	Followed by 2-year contract in low $150s; (1-day repairs early Jan 07 at zero dayrate; 7-day inspection early Aug 07 at zero dayrate)
27	GSF Key Gibraltar	300’	MLT 84-C (modified)	Thailand	Yes	Contracted	mid Jan 07	early Jun 07	at $203	Followed by 4-month contract in low $190s; followed by 1-year contract at $205; (2-day inspection early Mar 07 at zero dayrate; 13-days repairs early Mar 07 at zero dayrate)
28	GSF Key Hawaii	300’	Mitsui 300-C	Qatar	Yes	Contracted	early Dec 06	late May 07	mid $190s	(30-days repairs Jun 07 at zero dayrate); followed by 2-year contract in mid $170s
29	GSF Key Manhattan	350’	MLT 116-C	Egypt		Contracted	early Jul 06	early Jul 08		(first year in mid $130s; second year in mid $150s); ( 6-days inspections mid Jun 07 in low $130s)
30	GSF Key Singapore	350’	MLT 116-C	Egypt		Contracted	early Jun 06	late May 08		(first year in mid $130s; second year in mid $150s); (6-days repairs mid Aug 07 in low $150s)
31	GSF Labrador	300’	CFEMT-2005-C	UK North Sea	Yes	Contracted	late Mar 07	late Nov 07	low $170s	Followed by 6-month contract in low $220s; (3-days repairs late Mar 07 at zero dayrate; 1-day repairs mid Apr 07 at zero dayrate)
32	GSF Main Pass I	300’	F&G L780-II	Arabian Gulf	Yes	Upgrades	late Jan 07	late Jun 07	zero	Followed by 4-year contract in mid $160s; (25-days early Jan 07 MOB at zero dayrate)
33	GSF Main Pass IV	300’	F&G L780-II	Arabian Gulf	Yes	Upgrades	late Jan 07	late Jun 07	zero	Followed by 4-year contract in mid $160s (25-days early Jan 07 MOB at zero dayrate)
34	GSF Magellan	350’	F&G L-780 Mod V	UK North Sea		Contracted	mid Feb 06	late Dec 07		(First 6 1/2-months in low $140s; last 16-months in mid $140s); followed by 31-days inspections early Jan 08 at zero dayrate; followed by 4-month commitment at $300; (1-day downtime early Jan 07 at zero dayrate)
35	GSF Monarch	350’	F&G L-780 Mod V	UK North Sea		Contracted	mid Mar 07	mid Mar 08	mid $70s	Followed by 1-year option in mid $70s
36	GSF Monitor	350’	F&G L-780 Mod V	Trinidad		Contracted	mid Mar 06	late Mar 09	high $140s
37	GSF Parameswara	300’	Baker Marine BMC 300 IC	Indonesia		Contracted	mid Oct 05	late Jun 08	at $101	Followed by 7-month priced option at $106; (11-days repairs early Oct 07 at zero dayrate)
38	GSF Rig 103	250’	MLT 52-C	Qatar		Contracted	early Oct 06	mid Jun 07	low $130s	Followed by 25-days inspections mid Jun 07 to mid Jul 07 at zero dayrate; followed by 5-month contract in low $170s
39	GSF Rig 105	250’	MLT 52-C	Gulf of Suez	Yes	Committed	mid Mar 07	mid Mar 08	low $90s	(31-days repairs July 07 in low $70s
40	GSF Rig 124	250’	Modec 200C-45	Gulf of Suez	Yes	Contracted	mid Apr 07	mid Sep 08	low $110s	(1-day inspections early Sep 07 at zero dayrate; 6-days inspections early Sep 07 at $107)
41	GSF Rig 127	250’	F&G L-780 Mod II	Qatar	Yes	Contracted	early Jun 06	early Jun 07	low $120s	Followed by 2-year contract in mid $140s
42	GSF Rig 134	300’	F&G L-780 Mod II	Malaysia		Contracted	early Apr 07	early Apr 10	mid $160s
43	GSF Rig 136	300’	F&G L-780 Mod II	Indonesia	Yes	Contracted	early May 07	early Nov 07	low $210s	(10-days maintenance mid Apr 07 at zero dayrate)
44	GSF Rig 141	250’	MLT 82-SD-C	Gulf of Suez	Yes	Contracted	early Feb 07	late Jun 07	mid $110s	(14-days repairs early Jan 07 at zero dayrate; 3-days inspections early Jul 07 at zero dayrate)
SEMISUBMERSIBLES (11)
1	GSF Aleutian Key	2,300’	F&G Enhanced Pacesetter	Angola		Contracted	mid Dec 06	mid Jul 08	low $350s	(7-days inspections early Nov 07 at zero dayrate)
2	GSF Arctic I	3,400’	F&G L-907	Gulf of Mexico	Yes	Contracted	late Nov 06	mid Jun 07	mid $320s	Followed by 1 1/2-month upgrades in low $270s; followed by 45-days upgrades early Aug 07 to mid Sep 07 at zero dayrate; followed by 2-month MOB to Brazil in mid $260s; followed by 34-month contract in low $270s
3	GSF Arctic II	1,200’	F&G L-907	UK North Sea	Yes	Contracted	late Apr 07	late Jun 07	mid $360s	(Late Mar 07 to late Apr 07 contract with ADT Int’l at $200 (see Note 3 below)); followed by 2-month contract in mid $360s; followed by 2-month contract in low $380s; followed by 4-month contract in mid $360s; followed by 2-month contract in mid $420s; followed by 35-days repairs late Apr 08 to late May 08 at zero dayrate
4	GSF Arctic III	1,800’	F&G L-907	UK North Sea		Contracted	late Jan 07	late Jan 08	low $350s
5	GSF Arctic IV	1,800’	F&G L-907	UK North Sea	Yes	Inspections	mid Apr 07	mid May 07	zero	Followed by 3-month contract at $200; followed by 3-year contract in mid $270s
6	GSF Celtic Sea	5,750’	F&G L-907	Gulf of Mexico	Yes	Contracted	mid Feb 07	late May 07	high $460s	Followed by 16-days maintenance early May 07 in mid $330s; followed by 2-month MOB to Brazil in low $340s; followed by 3-month contract in low $340s; followed by 2-month MOB to GOM in low $340s; followed by 5-month contract in mid $330s
7	GSF Development Driller I	7,500’	F&G ExD	Gulf of Mexico		Contracted	mid Jun 06	mid Jun 08	low $210s	Followed by 4-year contract in low $510s
8	GSF Development Driller II	7,500’	F&G ExD	Gulf of Mexico		Contracted	mid Nov 05	mid Nov 08	low $180s	(1-days repairs early Jan 07 at zero dayrate)
9	GSF Grand Banks	1,500’	AKER H-3.2	East Canada		Contracted	mid Jan 06	mid Jan 08	mid $140s	(8-days repairs early Jan 07 at zero dayrate)
10	GSF Rig 135	2,400’	F&G 9500 Enhanced Pacesetter	Equatorial Guinea	Yes	Contracted	late Feb 07	late Jun 07	mid $320s	Followed by 62-days repairs early Jul 07 to late Aug 07 in low $160s; followed by 26-month contract in mid $320s (Congo); followed by 4-month contract in low $380s; (2-days downtime early Mar 07 at zero dayrate; 4 days downtime late Mar 07 at zero dayrate)
11	GSF Rig 140	2,400’	F&G 9500 Enhanced Pacesetter	UK North Sea		Upgrades	early Apr 07	mid May 07	see comments	(7-days upgrades early Apr 07 in mid $280s; 42-days upgrades mid Apr 07 to mid May 07 at zero dayrate); followed by 40-day MOB to Angola in mid $280s; followed by 2-year contract at $305 (Angola); Late Oct 06 - early Mar 07 contract with ADT Int’l (see Note 3 below)
DRILLSHIPS (3)
1	GSF C.R. Luigs	9,000’	GMDC	Gulf of Mexico		Contracted	mid Sep 06	mid Sep 07	mid $220s	Followed by 2-year contract in low $390s; followed by 4-year contract in low $510s; (4-days repairs mid Mar 07 at zero dayrate; 20-days inspections early Jul 07 at zero dayrate)
2	GSF Explorer	7,800’	GMDC	Gulf of Mexico	Yes	Inspections	early May 07	early May 07	6-days at zero	Followed by 40-day MOB to Angola in low $360s; followed by 22-month contract in high $390s; followed by two 3-month priced options in low $450s; (1-day repairs late Mar 07 at zero dayrate; 3-days upgrades early May 07 in low $380s)
3	GSF Jack Ryan	8,000’	GMDC	Nigeria	Yes	Upgrades	late Apr 07	early Jun 07	low $250s	Followed by 3-days MOB mid Jun 07 at zero dayrate; followed by 2-year contract in high $290s; followed by 4-year contract in mid $420s; (15-days MOB and upgrades mid Apr 07 at zero dayrate)

	Owned by Third Party (2)	Rated Drilling Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands) - See Note 1 Below	Additional Commitments and Other Information - See Notes 2 and 3 below
1	Dada Gorgud	1,557’	F&G Pacesetter	Caspian Sea		Contracted	early Jan 07	Evergreen	high $80s
2	Istiglal	2,297’	F&G Pacesetter	Caspian Sea		Contracted	early Jan 07	Evergreen	mid $90s

Note 1: In addition to the dayrate revenues set forth in this fleet status table, the company receives other miscellaneous contract drilling revenues not included in the table. These revenues are the result of rig mobilization fees and miscellaneous fees including catering, labor, material, rental, handling, and incentive bonuses. During the first, second, third and fourth quarters of 2006, other miscellaneous contract drilling revenues totaled $42.7 million, $25.5 million, $32.8 million and $35.7 million, respectively. For the first, second, third and fourth quarters of 2007, we anticipate that other miscellaneous contract drilling revenues will be approximately $30.8 million, $22.5 million, $27.3 million and $26.9 million, respectively, but such revenues could vary due to the type of services provided.

In addition to other miscellaneous contract drilling revenues, the company receives contract drilling expense reimbursements. During the first, second, third and fourth quarters of 2006, contract drilling expense reimbursements totaled $24.3 million, $18.8 million, $17.4 million and $21.5 million, respectively. For the first, second, third and fourth quarters of 2007, we anticipate that contract drilling expense reimbursements will be approximately $11.2 million, $29.6 million, $19.6 million and $20.5 million, respectively, but such reimbursements could vary due to the type of services provided.

Note 2: Customer commitments referred to in this column are evidenced by formal contracts only when so noted. There is no implication of guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments. In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.

Note 3: For the period of time the GSF Rig 140, the GSF Arctic II and the GSF Galaxy II are contracted to Applied Drilling Technology International, the drilling management services division of the Company’s U.K. operating subsidiary, accounting rules require that we eliminate the revenues that relate to those contracts. Consolidated operating income will not be effected by these eliminations.

Forward-Looking Statements:

Under the Private Securities Litigation Reform Act of 1995, companies are provided a “safe harbor” for discussing their expectations regarding future performance. We believe it is in the best interests of our shareholders and the investment community to use these provisions and provide such forward-looking information. We do so in this current report on Form 8-K and in other communications. Our forward-looking statements include things such as: (a) the anticipated amounts of miscellaneous contract drilling revenues and contract drilling expense reimbursements; (b) estimated dayrates; (c) current term, start and end dates of contracts; and (d) other statements that are not historical facts.

Our forward-looking statements speak only as of the date of this current report on Form 8-K and are based on available industry, financial and economic data and our operating and financing plans as of that date. They are also inherently uncertain, and investors must recognize that events could turn out to be materially different from what we expect.

Factors that could cause or contribute to such differences include, but are not limited to: (a) oil and natural gas price fluctuations and related market expectations; (b) operating hazards; (c) availability of qualified personnel; and (d) such other risk factors as may be discussed in our latest annual report on Form 10-K and subsequent reports filed with the U.S. Securities and Exchange Commission.

We caution investors not to place undue reliance on forward-looking statements, and do not undertake any obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law.

Definitions:

low = 0, 1, 2, 3.999 ie: 50,000 - 53,999

mid = 4, 5, 6.999 ie: 54,000 - 56,999

high = 7, 8, 9.999 ie: 57,000 - 59,999